UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2009
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                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

         Delaware                    0-28815                 06-1241321
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State or other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)             File Number)          Identification No.)


             13  North Street, Litchfield, Connecticut        06759
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              (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
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                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 1.01   Business and Operations
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     Item 1.01.    Entry into a Material Definitive Agreement.
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      On October 26, 2009, First Litchfield Financial Corporation ("Litchfield") announced that it had entered into an Agreement and Plan of Merger, dated as of October 26, 2009 (the "Merger Agreement") by and among Litchfield, The First National Bank of Litchfield, Litchfield's wholly-owned banking subsidiary, and Union Savings Bank ("Union"), that provides for the merger of Litchfield and The First National Bank of Litchfield with and into Union. Under the terms of the Merger Agreement, Litchfield shareholders will receive $15.00 cash for each share of Litchfield common stock they own. The transaction is valued at approximately $35 million.

      The joint press release issued by Litchfield and Union is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9. Financial Statements and Exhibits
     Item 9.01.    Financial Statements and Exhibits.
                   ---------------------------------

          (a)    Not Applicable.

          (b)    Not Applicable.

          (c)    Not Applicable.

          (d)    Exhibits.
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      99.1 Joint press release issued by First Litchfield Financial Corporation and Union Savings Bank dated October 26, 2009.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       FIRST LITCHFIELD FINANCIAL CORPORATION


                                       By  /s/ Joseph J. Greco
                                           -------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer

Dated:  October  26, 2009

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